SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 25, 2004

CORTLAND BANCORP
(Exact name as specified in its charter)

Ohio	000-13814	34-1451118

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive officer, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

     On February 25, 2004, Cortland Bancorp. issued a news release announcing the Board appointment of Neil J. Kaback and the April 1, 2004 dividend. A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

     Exhibit 99 – Press Release dated February 25, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

By:	/s/ Rodger W. Platt

Rodger W. Platt, Chairman and President

Date: February 25, 2004